SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2009

RAFAELLA APPAREL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138342	20-2745750
(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 403-0300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 25, 2009, Rafaella Apparel Group, Inc. (the “Company”) entered into an Amendment No. 9 (“Amendment No. 9”) to that certain Financing Agreement dated as of June 20, 2005, as amended, by and among the Company, Verrazano, Inc. and HSBC Bank USA, National Association and the other financial institutions party thereto (the “Credit Facility”). All capitalized terms set forth below that are not otherwise defined herein shall have the meanings ascribed to them in the Credit Facility, as amended.

Pursuant to Amendment No. 9, among other things, the term of the Credit Facility was extended from June 20, 2010 to December 15, 2010, the Maximum Loan Amount was reduced from $45,000,000 to $30,000,000, and an aggregate dollar limitation on undrawn amounts of outstanding Standby Letters of Credit ($6,000,000 through December 31, 2009 and $4,010,000 at all times thereafter) was instituted.

In addition, the required Availability Reserve required for certain periods was reduced and the Working Capital calculation was modified to exclude from the definition of Current Liabilities any Indebtedness under the Company’s senior secured notes at any time on or after June 30, 2010.

Also, pursuant to Amendment No. 9, the Company is now required to maintain minimum cash collateral balances at varying times during the term of the Credit Facility as follows: (a) $6,000,000 from December 31, 2009 through January 31, 2010, (b) $0 from February 1, 2010 through April 30, 2010, (c) $3,500,000 from May 1, 2010 through July 31, 2010, (d) $0 from August 1, 2010 through September 30, 2010, (e) $1,000,000 from October 1, 2010 through October 31, 2010, (f) $0 from November 1, 2010 through November 30, 2010 and (g) $3,000,000 from December 1, 2010 through December 15, 2010.

The Net Income financial covenant of the Credit Facility was amended to permit negative Net Income of not more than a loss of $1,300,000 during each period of two consecutive fiscal quarters (on a rolling basis) ending on June 30, 2010 and September 30, 2010.  Prior to this Amendment No. 9, the Company was required to have positive Net Income during each of the two consecutive fiscal quarters (on a rolling basis) ending after September 30, 2009.

The foregoing is a summary of the principal terms and conditions of Amendment No. 9 and does not purport to be a complete discussion of Amendment No. 9.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amendment No. 9 which is annexed to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)	The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1

Amendment No. 9 to Financing Agreement dated as of September 25, 2009, by and among Rafaella Apparel Group, Inc., Verrazano, Inc., HSBC Bank USA, National Association and the other financial institutions now or thereafter a party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

Rafaella Apparel Group, Inc.

By:	/s/ Lance D. Arneson
Lance D. Arneson
Vice-President of Finance, Principal Accounting Officer and Interim Chief Financial Officer

Dated: October 1, 2009